United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: December 1, 2023

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-38884	25-1440803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Nitterhouse Drive, Chambersburg, PA	17201
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code	(717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐   Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Symbol	Name of exchange on which registered
Common stock	FRAF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulations FD Disclosure

On December 1, 2023, Franklin Financial Services Corporation (the “Corporation”) released its 2023 Community Impact Report.  The report is posted on the Corporation’s website. The report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities and under that Section and shall not be deemed to be incorporated by reference into any filing of Franklin Financial Services Corporation under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed herewith:

Number Description

99.1 Community Impact Report, dated December 1, 2023 of Franklin Financial Services

104 The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

Timothy G. Henry

President and Chief Executive Officer

Dated: December 1, 2023